EXHIBIT 10.2



                        NOTE PURCHASE OVERRIDE AGREEMENT

      NOTE PURCHASE OVERRIDE AGREEMENT (this "AGREEMENT"), dated June 28, 2002, among National Golf Operating Partnership, L.P. a Delaware limited partnership (the "BORROWER"), National Golf Properties, Inc., a Maryland corporation (the "GENERAL PARTNER"), and the Noteholders party hereto. Capitalized terms used herein have the respective meanings ascribed thereto in Article I hereof.

                                    RECITALS

     1. WHEREAS, pursuant to that certain Note Purchase Agreement, dated as of December 15, 1994 (as amended, modified or supplemented from time to time including pursuant to this Agreement and the Collateral Agency Agreement, the "1994 NOTE AGREEMENT"), between the Borrower and the purchasers party thereto, the Borrower issued and such purchasers purchased $100,000,000 aggregate principal amount of the Borrower's Guarantied Senior Promissory Notes, comprised of 8.68% Guarantied Senior Promissory Notes, Series A, due December 15, 2004 in the aggregate principal amount of $50,000,000, and 8.73% Guarantied Senior Promissory Notes due June 15, 2005 in the aggregate principal amount of $50,000,000 (collectively, the "1994 NOTES");

     2. WHEREAS, pursuant to that certain Restated Note Agreement, dated as of July 1, 1996 (as amended, modified or supplemented from time to time including pursuant to this Agreement and the Collateral Agency Agreement, the "1996 NOTE AGREEMENT", and, together with the 1994 Note Agreement the "NOTE PURCHASE AGREEMENTS"), between the Borrower and the purchasers party thereto, the Borrower issued and such purchasers purchased $75,000,000 aggregate principal amount of the Borrower's Guarantied Senior Promissory Notes, comprised of 7.90% Senior Notes, Series A, due June 15, 2006, in the aggregate principal amount of $40,000,000; such Series A comprised of Series A-1 Notes, in the aggregate principal amount of $14,758,700, Series A-2 Notes, in the aggregate principal amount of $13,794,200, and Series A-3 Notes, in the aggregate principal amount of $11,447,1000, and 8% Senior Notes, Series B, due December 12, 2006, in the aggregate principal amount of $35,000,000, (the "1996 NOTES," and, together with the 1994 Notes, the "NOTES");

     3. WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of July 30, 1999 (as amended by the Extension Agreement but without giving effect to any subsequent amendments, modifications, restatements or supplements thereto that have not been consented to by each of the Required Noteholders, the "1999 CREDIT AGREEMENT"), among the Borrower, the General Partner, Bank One, N.A. as administrative agent (the "ADMINISTRATIVE AGENT") and the lenders named therein (together with any successors and assigns from time to time, the "LENDERS"), the Lenders agreed to provide a term loan facility in the amount of $100,000,000 ("TERM FACILITY") and a revolving credit facility in the maximum aggregate amount of $200,000,000 ("REVOLVING FACILITY"; and together with the Term Facility, the "BANK LOANS") on the terms and subject to the conditions set forth therein, as evidenced by the promissory notes executed and delivered thereunder from time to time (collectively, the "1999 Bank Notes");

     4. WHEREAS, pursuant to the terms of a Forbearance Agreement dated as of February 8, 2002 among the Borrower, the General Partner, the Administrative Agent and Lenders (the "ORIGINAL FORBEARANCE AGREEMENT"), as amended by an Amendment and Extension of Forbearance Agreement dated as of March 29, 2002 (the "FIRST AMENDMENT"), a Second Amendment and Extension of Forbearance Agreement dated as of April 30, 2002 (the "SECOND AMENDMENT"), a Third Amendment and Extension of Forbearance Agreement dated as of May 15, 2002 (the "THIRD AMENDMENT"), a Fourth Amendment and Extension of Forbearance Agreement dated as of May 31, 2002 (the "FOURTH AMENDMENT"), and a Fifth Amendment and Extension of Forbearance Agreement dated as of June 14, 2002 (the "FIFTH AMENDMENT", and collectively with the Original Forbearance Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the "FORBEARANCE AGREEMENT"), Lenders agreed to forbear from exercising their remedies under the Loan Documents on account of certain "SPECIFIED DEFAULTS" (as defined in Section 1 of the Original Forbearance Agreement) and to extend the Revolving Facility Termination Date under the 1999 Credit Agreement;

     5. WHEREAS, by that certain Amendment and Extension of Credit Agreement of even date herewith by and among the Administrative Agent, the Borrower, the General Partner and the Lenders (the "Extension Agreement") the maturity date of all of the outstanding Bank Loans has been revised to be March 31, 2003, the 1999 Credit Agreement has been amended in other respects and certain defaults thereunder have been waived;

     6. WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Collateral Agent and the Noteholders have entered into the Collateral Agency Agreement;

     7. WHEREAS, in connection with the execution of the Collateral Agency Agreement, the Borrower and the Noteholders now hereby wish to modify and amend the Note Purchase Agreements and the Notes in certain respects, all as set forth in greater detail below.

     NOW, THEREFORE, for valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows, notwithstanding anything to the contrary in the Note Purchase Agreements or the
Notes:


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                                    ARTICLE I

                                   DEFINITIONS

     Terms defined in the applicable Note Purchase Agreements and not otherwise defined or modified herein have the respective meanings set forth in the applicable Note Purchase Agreements. In addition, as used in this Agreement, the following terms have the meanings specified below:

     "1994 GUARANTY" shall mean the Guaranty as defined in the 1994 Note Purchase Agreement as amended, modified or supplemented from time to time including pursuant to this Agreement..

     "1996 GUARANTY" shall mean the Guaranty as defined in the 1996 Note Purchase Agreement as amended, modified or supplemented from time to time including pursuant to this Agreement.

     "1994 NOTE AGREEMENT" shall have the meaning set forth in the recitals above.

     "1994 NOTES" shall have the meaning set forth in the recitals above.

     "1996 NOTE AGREEMENT" shall have the meaning set forth in the recitals above.

     "1996 NOTES" shall have the meaning set forth in the recitals above.

     "1999 BANK NOTES" shall have the meaning set forth in the recitals above.

     "1999 CREDIT AGREEMENT" shall have the meaning set forth in the recitals above (a copy of which is attached hereto as EXHIBIT A).

     "ADMINISTRATIVE AGENT" shall have the meaning set forth in the recitals above.

     "AGREEMENT" shall have the meaning set forth in the recitals above.

     "AGC" shall have the meaning set forth in the Note Purchase Agreements.

     "AMENDMENT PERIOD" shall mean the period commencing on the Effective Date and ending on the Mandatory Prepayment Date.

     "BANK LOANS" shall have the meaning set forth in the recitals above.

     "BORROWER" shall have the meaning set forth in the introductory paragraph hereof.

     "CLOSING DATE" shall, solely for purposes of Section 2.1(a) of this Agreement, mean the date of this Agreement, it being understood that the term "Closing Date" as


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defined in the Existing Note Purchase Agreements shall continue to be applied as so defined therein for all purposes of the Note Purchase Agreements other than for purposes of Section 2.1(a) of this Agreement.

     "COLLATERAL AGENCY AGREEMENT" shall mean the Security and Collateral
Agency Agreement, dated as of June 28, 2002, among the Noteholders, the Lenders, the Administrative Agent, the Borrower and the Collateral Agent, as amended, modified or supplemented from time to time.

     "COLLATERAL AGENT" shall mean BNY Midwest Trust Company, an Illinois corporation, in its capacity as collateral agent under the Collateral Agency Agreement, or any successor or replacement collateral agent thereunder.

     "DECEMBER PREPAYMENT" shall have the meaning set forth in SECTION 2.1(A) hereof.

     "DEBT DOCUMENTS" shall mean the (1) 1994 Note Agreement, (2) 1996 Note Agreement, (3) the 1999 Credit Agreement, (4) the 1999 Bank Notes, (5) the Notes, (6) this Agreement, (7) that certain subordination, non-disturbance and attornment agreement among Borrower, the Collateral Agent and AGC, (8) the Security Instruments, (9) all other documents now or hereafter executed by the Borrower, or any other person or entity to evidence or secure the payment of the Secured Obligations and (10) all modifications, restatements, extensions, renewals and replacements of the foregoing.

     "DEFERRED MAKEWHOLE AMOUNT" shall have the meaning set forth in Section 2.1(c) hereof.

     "DEFERRED MAKEWHOLE PAYMENT DATE" shall mean the first to occur of (i) the Mandatory Prepayment Date, (ii) the date on which the principal of any of the Notes or the 1999 Bank Notes is accelerated as a result of any default, and
(iii) the date on which all principal and interest on the Notes is paid in full.

     "DEFERRED MAKEWHOLE PERIOD" shall mean the period commencing on the Effective Date and ending on the day immediately prior to the Mandatory Prepayment Date.

     "DEFERRED MAKEWHOLE PERIOD PREPAYMENT" shall have the meaning set forth in
SECTION 2.1(C) hereof.

     "DISTRIBUTION" shall, solely for purposes of SECTION 2.4 of this Agreement, have the meaning assigned in Article I of the Collateral Agency Agreement, it being understood that the term "Distributions" as defined in the Existing Note Purchase Agreements shall continue to be applied as so defined therein for all purposes of the Note Purchase Agreements other than for purposes of SECTION 2.4 of this Agreement.



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


     "EFFECTIVE DATE" shall have the meaning set forth in Article III.

     "EXISTING NOTE PURCHASE AGREEMENTS" shall mean the Note Purchase Agreements as in effect immediately prior to the execution of this Agreement.

     "EXISTING NOTES" shall mean the Notes, as in effect immediately prior to the execution of this Agreement.

     "EXTENSION AGREEMENT" shall have the meaning set forth in the recitals above, a copy of which is attached hereto as EXHIBIT B.

     "FORBEARANCE AGREEMENT" shall have the meaning set forth in the recitals above.

     "GENERAL PARTNER" shall have the meaning set forth in the introductory paragraph hereof.

     "GUARANTY AGREEMENTS" shall mean the 1994 Guaranty and the 1996 Guaranty.

     "LENDERS" shall have the meaning set forth in the recitals above.

     "LENDERS' ADVISORS' FEES" shall mean the unpaid fees and expenses of Sonnenschein Nath & Rosenthal, as counsel to the Administrative Agent, and FTI/Policano & Manzo, as financial advisor to the Administrative Agent, in each case for services on or prior to the Effective Date.

     "LENDERS' FEES" shall mean (i) a fee paid to the Administrative Agent for the benefit of the Lenders equal to 0.125% of the aggregate outstanding principal balance of the Revolving Facility and Term Facility as of the Effective Date, and (ii) a fee payable to the Administrative Agent for its services on or prior to the Effective Date pursuant to a letter agreement, a copy of which has been provided to the Noteholders.

     "MAJOR DEFAULT":  shall have the meaning set forth in SECTION 6.1 hereof.

     "MAKEWHOLE AMOUNT" shall have the meaning set forth in the Note Purchase Agreements.

     "MANDATORY PREPAYMENT DATE" shall have the meaning assigned to such term in Section 2.2.

     "MERGER AGREEMENT" shall have the meaning set forth in SECTION 7.1 hereof.

     "MORTGAGES" shall mean those certain mortgages, deeds of trust and deeds to secure debt encumbering the Collateral Projects (as defined in the Collateral Agency Agreement), executed by the Borrower in favor of the Collateral Agent for the benefit of


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


the Secured Creditors (as defined in the Collateral Agency Agreement), each as amended, modified or supplemented from time to time in accordance with Section 22 of the Collateral Agency Agreement.

     "NEWCO" shall have the meaning set forth in SECTION 7.1 hereof.

     "NEWCO TRANSACTION" shall have the meaning set forth in SECTION 7.1 hereof.

     "NOTEHOLDERS" shall mean the holders from time to time of the Notes.

     "NOTE PURCHASE AGREEMENTS" shall have the meaning set forth in the recitals above.

     "NOTES" have the meaning set forth in the Note Purchase Agreements, as modified by the meaning set forth in the recitals above.

     "ORIGINAL FORBEARANCE AGREEMENT" shall have the meaning set forth in the recitals above.

     "ORIGINAL SCHEDULED MANDATORY REPAYMENT" shall mean each required prepayment and maturity date repayment of principal required under Section 3.1 of the Existing Note Purchase Agreements.

     "PERSON" shall have the meaning set forth in the Note Purchase Agreements.

     "PRO RATA PAYMENT REQUIREMENT" shall mean the requirement that any payment of principal, from whatever source obtained, by the Borrower in respect of the Bank Loans and the Notes (I) shall be shared, as among the Lenders and the Noteholders, pro-rata between the Noteholders in the aggregate, on the one hand, and the Lenders, in the aggregate, on the other hand, based on the aggregate amount of principal (for the avoidance of doubt, not including any accrued interest or Makewhole Amounts) outstanding under both the Notes and the Bank Loans, respectively, immediately prior to such payment; provided, however, that for the purposes of this clause (i), it is expressly understood and agreed that such requirement shall not apply to the Reserved Amount which shall be paid exclusively to the Noteholders in respect of principal of the Notes on or prior to the Effective Date, and (II) shall be shared, as among the Noteholders, pro-rata based on the amount of principal (for the avoidance of doubt, not including any accrued interest or Makewhole Amounts) outstanding under each of the Notes immediately prior to such payment; provided, however, that, for purposes of this clause (ii), it is expressly understood and agreed that such requirement shall not apply to the $3,298,914 portion of the Reserved Amount to be applied to the payment on the Effective Date of the December Prepayment pursuant to SECTION 2.1(A) hereof.



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


     "RENT DEFERRAL AGREEMENT" shall mean the agreement, in the form of Exhibit C hereto, among the Borrower and the Administrative Agent on behalf of the Lenders described in Section 6.9 of the Note Purchase Agreements as amended by this Agreement.

     "REQUIRED NOTEHOLDERS" shall mean, as of any date, the Required 1994 Noteholders and the Required 1996 Noteholders.

     "REQUIRED 1994 NOTEHOLDERS" shall mean, as of any date, the then current holders of at least 66-2/3% of the outstanding principal amount of the 1994 Notes (exclusive of any 1994 Notes owned, directly or indirectly, by any one or more of the Borrower, the General Partner or any subsidiary or Affiliate of the Borrower or the General Partner, or any officer or director thereof), provided, that, if there is then no principal amount of the 1994 Notes outstanding (exclusive of any 1994 Notes owned, directly or indirectly, by any one or more of the Borrower, the General Partner or any subsidiary or Affiliate of the Borrower of the General Partner, or any officer or director thereof), but accrued Makewhole Amounts are still outstanding with respect to such Notes, Required 1994 Noteholders shall mean the holders of at least 66 2/3% of the accrued Makewhole Amounts that are outstanding with respect to such Notes (exclusive of any Makewhole Amounts accrued with respect to any such Notes owned, directly or indirectly, by any one or more of the Borrower, the General Partner or any subsidiary or Affiliate of the Borrower or the General Partner, or any officer or director thereof).

     "REQUIRED 1996 NOTEHOLDERS" shall mean, as of any date, the then current holders of at least 66-2/3% of the outstanding principal amount of the 1996 Notes (exclusive of any 1996 Notes owned, directly or indirectly, by any one or more of the Borrower, the General Partner or any subsidiary or Affiliate of the Borrower or the General Partner, or any officer or director thereof), provided, that, if there is then no principal amount of the 1996 Notes outstanding (exclusive of any 1996 Notes owned, directly or indirectly, by any one or more of the Borrower, the General Partner or any subsidiary or Affiliate of the Borrower of the General Partner, or any officer or director thereof), but accrued Makewhole Amounts are still outstanding with respect to such Notes, Required 1996 Noteholders shall mean the holders of at least 66 2/3% of the accrued Makewhole Amounts that are outstanding with respect to such Notes (exclusive of any Makewhole Amounts accrued with respect to any such Notes owned, directly or indirectly, by any one or more of the Borrower, the General Partner or any subsidiary or Affiliate of the Borrower or General Partner, or any officer or director thereof).

     "RESERVED AMOUNT" shall have the meaning set forth in SECTION 2.1(A) hereof.

     "RESPONSIBLE OFFICER" shall mean any of the President, the Chief Executive Officer, the Interim Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Vice President of the Borrower.



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



     "REVOLVING FACILITY" shall have the meaning set forth in the recitals above, which shall replace the meaning set forth in the Note Purchase Agreements.

     "REVOLVING FACILITY TERMINATION DATE" shall mean March 31, 2003.

     "SECURED OBLIGATIONS" shall have the meaning assigned thereto in the Collateral Agency Agreement.

     "SECURITY INSTRUMENTS" shall have the meaning assigned thereto in the Collateral Agency Agreement.

     "SPECIFIED DEFAULTS" shall have the meaning set forth in the recitals above.

     "TERM FACILITY" shall have the meaning set forth in the recitals above.

                              ARTICLE II

  PAYMENTS DURING DEFERRED MAKEWHOLE PERIOD AND ON MANDATORY PREPAYMENT DATE

2.1  PAYMENTS DURING DEFERRED MAKEWHOLE PERIOD.

      (a) DISTRIBUTION OF RESERVED AMOUNT. Notwithstanding anything to the contrary provided in the Existing Note Purchase Agreements or the Existing Notes, on the Effective Date, $14,956,463 reserved as of the Closing Date (as defined in Article I of this Agreement) for payment to the Noteholders (the "RESERVED AMOUNT") shall be applied to the payment of principal of the Notes as follows: FIRST, $3,298,914 shall be applied to the prepayment of the Original Scheduled Mandatory Repayments, due on December 15, 2002 (such prepayment, the "DECEMBER PREPAYMENT"); and SECOND, the remaining Reserved Amount shall be applied, ratably in the manner contemplated by
      Section 3.4 of each of the Note Purchase Agreements, to the prepayment of Original Scheduled Mandatory Repayments of each of the Notes.

      (b) SUBSEQUENT MANDATORY PREPAYMENTS DURING DEFERRED MAKEWHOLE PERIOD. Notwithstanding anything to the contrary provided in the Existing Note Purchase Agreements or the Existing Notes, at any time during the Deferred Makewhole Period that the Borrower makes (or is obligated to make) any payment of principal of the Bank Loans (including, without limitation, any prepayment pursuant to the provisions of Section 2.8(b) of the 1999 Credit Agreement, as amended by the Extension Agreement, which provisions are incorporated by reference herein pursuant to Section 5.1 hereof), there shall become due and payable (and the Borrower shall make) at the same time a mandatory prepayment of principal in respect of all of the Notes, out of funds other than the Reserved



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


      Amount, in an amount sufficient and in the manner required to satisfy the Pro Rata Payment Requirement, and such amount shall be applied, ratably in the manner contemplated by Section 3.4 of each of the Note Purchase Agreements, to the prepayment of Original Scheduled Mandatory Repayments of each of the Notes.

      (c) DEFERRED MAKEWHOLE AMOUNTS. Notwithstanding anything to the contrary provided in the Existing Note Purchase Agreements or the Existing Notes, any Makewhole Amount which, pursuant to the terms of the applicable Existing Note Purchase Agreement, would be payable in respect of any prepayment made pursuant to SECTION 2.1(A) or SECTION 2.1(B) hereof (any such prepayment, an "DEFERRED MAKEWHOLE PERIOD PREPAYMENT") on the date of such prepayment (a "Deferred Makewhole Amount") shall be deferred, and shall be calculated and payable, as follows:

               (i) The Deferred Makewhole Amount with respect to each Deferred Makewhole Period Prepayment shall be calculated, as of the date that the related Deferred Makewhole Period Prepayment is made, according to the relevant provisions of the applicable Note Purchase Agreement based on the amortization schedules and interest rates and payment dates in effect prior to the execution of this Agreement; and

               (ii) All Deferred Makewhole Amounts shall: (i) be subordinated to the payment of principal and interest on the Bank Loans and the Notes in full as provided in Section 15 of the Collateral Agency Agreement; (ii) be payable in full, together with all accrued interest thereon, on the Deferred Makewhole Payment Date; and
               (iii) accrue interest at 5.00% per annum, compounded semi-annually, from the date that the related Deferred Makewhole Period Prepayment is made until the Deferred Makewhole Payment Date (and, if not paid in full on the Deferred Makewhole Payment Date, the unpaid portion thereof shall bear interest from the Deferred Makewhole Payment Date until the date of payment thereof at the interest rate applicable to defaulted principal in respect of the underlying Notes pursuant to which such Deferred Makewhole Amount was due).

      (d) INTEREST AND FEES. During the Deferred Makewhole Period all payments of interest and fees in respect of the Notes will continue to be paid currently (including payment, on the date of each Deferred Makewhole Period Prepayment, of all accrued and unpaid interest with respect to the principal amount prepaid on such date) in accordance with the terms of the Note Purchase Agreements, respectively, except (for the avoidance of doubt) that, notwithstanding anything to the contrary provided in the Existing Note Purchase Agreements or the Existing


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      Notes, Deferred Makewhole Amounts, together with all accrued interest thereon, shall be payable as provided for in SECTION 2.1(C) hereof.

2.2 MANDATORY PREPAYMENT IN FULL ON MANDATORY PREPAYMENT DATE. Notwithstanding anything to the contrary provided in the Existing Note Purchase Agreements or the Existing Notes, on March 31, 2003 (the "Mandatory Prepayment Date") the Borrower shall prepay, and there shall become due and payable, 100% of the then outstanding principal amount of all of the Notes, together with all accrued and unpaid interest thereon and all Makewhole Amounts, if any, in respect of such mandatory prepayment (calculated as of the Mandatory Prepayment Date according to the relevant provisions of the Note Purchase Agreements based on the amortization schedules and interest rates and payment dates in effect prior to the execution of this Agreement).

2.3 NOTICE OF PREPAYMENT. The notice requirements of Section 3.3 of the Note Purchase Agreements are waived by the Noteholders with respect to all prepayments of Notes pursuant to this Article II, and in lieu thereof the notice provisions of this Section 2.3 shall apply. The Borrower will give each holder of a Note written notice of each prepayment pursuant to this Article II, in each case specifying (i) the date of such prepayment, (ii) the aggregate principal amount of Notes to be prepaid on such date, (iii) the principal amount of each Note held by such holder so to be prepaid determined in accordance with the applicable provisions of this Article II, (iv) the Borrower's calculation of the respective amounts of (A) accrued interest payable to such holder in respect of each such prepayment and (B) the Makewhole Amount or the Deferred Makewhole Amount, if any, applicable in respect of each such prepayment, showing in each case in reasonable detail the calculation thereof and the applicable Reference Rate used in such calculation, (v) the provision of this Article II pursuant to which such prepayment is being made, and (vi) a calculation demonstrating compliance with the Pro Rata Payment Requirement including all amounts to be paid to the Lenders and the Noteholders on such date. Such notice shall be given
(i) in the case of prepayment pursuant to Section 2.1(a) hereof, on or prior to the Effective Date, and (ii) in the case of prepayment pursuant to Section 2.1(b) or Section 2.2 hereof, a notice containing estimated amounts shall be delivered at least three (3) Business Days prior to the date of prepayment; and a second notice detailing actual amounts shall be delivered on the date of payment; provided, however, that any delay in giving, or failure to give, any such notice shall not affect the obligations of the Borrower (X) to make the applicable prepayment on the prepayment date determined pursuant to the provisions of Section 2.1(a), Section 2.1(b) or Section 2.2, as applicable, (Y) to pay the Deferred Makewhole Amount in respect of each prepayment pursuant to
Section 2.1(a) and (b) on the Deferred Makewhole Payment Date, and (Z) to pay the Makewhole Amount in respect of the prepayment pursuant to Section 2.2 on the Mandatory Prepayment Date.



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2.4 DISTRIBUTIONS. Notwithstanding anything to the contrary in the Note Purchase
Agreements, all Distributions (as defined in Article I of this Agreement) shall be made in accordance with Section 15 of the Collateral Agency Agreement.

                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

     This Agreement shall become effective upon the later of the execution hereof by the Borrower and the Noteholders of all outstanding Notes and the satisfaction (or waiver by the Required Noteholders) not later than June 28, 2002 of each of the following conditions precedent (the "EFFECTIVE DATE"):

3.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in this Agreement, the Collateral Agency Agreement, the Mortgages and the Extension Agreement shall be true and correct in all material respects, in each case on the Effective Date (as if made on such date) or as of an earlier date as to which they speak.

3.2 RECEIPT OF DOCUMENTS. The Noteholders shall have received (i) duly executed original counterparts of this Agreement and the Collateral Agency Agreement, and
(ii) true and correct copies of the Mortgages.

3.3 EXTENSION AGREEMENT. The effectiveness of the Extension Agreement shall have occurred or be occurring contemporaneously with the effectiveness of this Agreement as of the Effective Date, the Noteholders shall have received true and correct copies of the Extension Agreement and all related documents (except for any agreement between the Borrower and the Lenders that does not affect the rights, interests or remedies of the Noteholders), all conditions precedent set forth in Section 2(e) and Section 4 of the Extension Agreement shall have been met to the satisfaction of the Noteholders (irrespective of any waiver of any of such conditions by the Lenders or the Administrative Agent, except to the extent waived by the Noteholders), and Section 2(e) and Section 4 of the Extension Agreement are incorporated by reference as if fully set forth herein; provided that, for purposes of this provision, (i) the reference to the Agent in clause
(b) of said Section 4 shall be deemed to be a reference to the Noteholders, and
(ii) the reference to the Agent in clause (e) of said Section 4 shall be deemed to be a reference to the Administrative Agent.

3.4 RESOLUTION AND INCUMBENCY CERTIFICATE. Borrower shall have provided to the Noteholders evidence reasonably satisfactory to the Required Noteholders, including a certified resolution and an incumbency certificate from Guarantor, substantially in the form attached as Exhibit 2(d) to the Original Forbearance Agreement and to the effect that the individual executing this Agreement on behalf of Borrower and Guarantor has been duly authorized by all appropriate action to so execute and deliver this Agreement


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3.5   PAYMENT OF RESERVED AMOUNT.  The payment of the Reserved Amount to the
Noteholders shall have been made pursuant to SECTION 2.1(A) of this Agreement.

3.6 FEES AND EXPENSES. The Borrower shall have paid to the Noteholders (or to such party as the Noteholders direct) their reasonable expenses incurred through the date hereof in connection with this Agreement which have been billed prior to the Effective Date, including the reasonable legal fees and expenses of Debevoise & Plimpton, as counsel to the Noteholders, and the fees and expenses of Nightingale and Associates, LLC, as financial advisor to the Noteholders.

3.7 DEFAULTS. No Default or Event of Default (as each such term is defined in the Note Purchase Agreements) or Major Default, in each case either prior to or after giving effect to this Agreement, has (or shall have) occurred and is (or will be) continuing.

3.8 OTHER CONDITIONS PRECEDENT. All conditions under the Collateral Agency Agreement, the Mortgages and the other Debt Documents required to be satisfied as of the Effective Date shall have been satisfied or waived in accordance with the terms thereof.

3.9 OTHER INFORMATION. The Noteholders shall have received such other opinions, certificates, documents and information with respect to matters related to this Agreement and the transactions contemplated thereby as they may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

4.1 The Borrower hereby represents and warrants to the Noteholders, as of the Effective Date, as follows:

     (a) No Default or Event of Default (as each such term is defined in the Note Purchase Agreements) and no Major Default, in each case either prior to or after giving effect to this Agreement, has (or shall have) occurred and is (or will be) continuing.

     (b) The execution, delivery and performance by the Borrower and the General Partner, as applicable, of this Agreement, the Collateral Agency Agreement, the Mortgages, the Extension Agreement and any related agreements to which the Borrower is a party have been duly authorized by all necessary corporate and other action of the Borrower and the General Partner, as applicable, and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Note Purchase Agreements and the Notes as modified and amended by this Agreement, the Collateral Agency Agreement, the Mortgages, the Extension Agreement and any related agreements to which the

     Borrower is a party constitute the legal, valid and binding obligations of the Borrower and the General Partner, as applicable, enforceable against such party or parties in accordance with their respective terms, without defense, counterclaim or offset except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability whether enforcement is sought in a proceeding at law or in equity.

     (c) The Borrower is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Noteholders or any other Person.

     (e) Except for the Lenders' Fees and Lenders' Advisors' Fees, the Borrower, in connection with the transactions contemplated by this Agreement, has not paid and is not paying any fees to any Lender or the Administrative Agent.

                                    ARTICLE V

                                    COVENANTS

5.1 Section 2.8(b) of the 1999 Credit Agreement, as amended by the Extension Agreement, is incorporated by reference as if fully set forth herein except that
(x) such incorporation by reference shall include all other provisions of the 1999 Credit Agreement and Extension Agreement referred to in the Section specified above and all defined terms referred to therein, and (y) all references in the incorporated covenants to the "Lenders" (except where the clause "Lenders and the NGP Noteholders" appears) shall be deemed to mean the Noteholders, the "Required Lenders" shall be deemed to mean the Required Noteholders, the "Administrative Agent" shall be deemed to mean the Noteholders, and the "NGP Noteholders" shall be deemed to mean the Noteholders.

5.2 Beginning on the Effective Date, the covenants of the Note Purchase Agreements and Guaranty Agreements set forth on ANNEX A hereto shall be modified as set forth therein. In addition, certain defined terms shall be added to the Note Purchase Agreements, as set forth in ANNEX A hereto.

                                   ARTICLE VI

                           MODIFIED EVENTS OF DEFAULT

6.1 All Defaults and Events of Default under the Note Purchase Agreements in existence on the Effective Date or arising during the Amendment Period shall be deemed to have been waived for the full Amendment Period, except for the following (collectively, "MAJOR DEFAULTS"):

     (a) default under any one of more of Section 8.1(a), (b), (f), (g), (h) and (j) of either of the Note Purchase Agreements, except that for purposes of Section 8.1(b) thereof the term "hereunder" shall be deemed to mean "under any of the Debt Documents";

     (b)  the occurrence of any one or more of the following:

          (i) as of the last day of any fiscal quarter during 2002, the AGC Companies EBITDAR for the elapsed full quarters of 2002, on a cumulative basis, is less than sixty percent (60%) of the AGC Companies Projected EBITDAR for such period, provided that if the proposed Newco Transaction is completed the Borrower may substitute the consolidated EBITDAR of Newco and its subsidiaries, for the AGC Companies EBITDAR, provided the Required Noteholders have approved the projections of such consolidated EBITDAR and any other adjustments to such covenant, such approval not to be unreasonably withheld (all capitalized terms used in this Section 6.1(b)(i) and not otherwise defined in this Section 6.1(b)(i) or this Agreement shall have the meanings ascribed thereto in the 1999 Credit Agreement); or

          (ii) the breach of Section 2.8(b) of the 1999 Credit Agreement as incorporated by reference pursuant to Section 5.1 hereof (only as to deposits into the Project-Related Cash Collateral Account and the provision of Mortgages on replacement Collateral Projects) which is not cured within ten (10) days after written notice thereof has been given to the Borrower or Guarantor by the Required 1994 Noteholders or the Required 1996 Noteholders; or

          (iii) the breach of Section 4 of the Amendment and Extension Agreement, as incorporated by reference pursuant to Section 3.3 hereof, or of any one or more of Sections 6.5, 6.9 and 6.10 of the Note Purchase Agreements which is not cured within thirty (30) days after written notice thereof has been given to the Borrower or Guarantor by the Required 1994 Noteholders or the Required 1996 Noteholders; or

          (iv) default under Section 8.1(e) of either of the Note Purchase Agreements except that, for purposes of this clause (iv), the term "Debt" shall mean Bank Loans, the phrase "in an aggregate principal amount of at least $15,000,000" shall be deleted from each place stated in said Section 8.1(e), and the phrase "aggregating not less than $15,000,000" shall be deleted from the place stated in said
          Section 8.1(e); or

          (v) default under Section 8.1(l) of either of the Note Purchase Agreements, in each case except to the extent such occurrence is in accordance with the terms of the Noteholders' consent given in Section
          7.1 of this Agreement;

          (vi) the revocation or attempted revocation of either of the Guaranty Agreements; or

          (vii) any consolidation or cross-support between the assets and debt of the Borrower and the assets and debt of AGC without the approval of the Noteholders; or

          (viii) Newco's incurrence of any indebtedness or grant of any Liens on its assets unless (a) Newco has simultaneously guaranteed the Notes and (b) if Newco has granted a Lien to any other creditor, Newco grants a pari passu Lien to the Noteholders to secure the obligations under the Notes and to the Lenders to secure the Bank Loans; or

          (ix) failure of AGC and GEI, in the aggregate, to make scheduled rent payments to the Borrower in excess of the delinquent amount on the Effective Date plus, as of any date, the "Maximum Deferral Percentage" (as defined in the Rent Deferral Agreement) times all AGC/GEI Base Rental due from April 1, 2002 through such date, taking in account both rent reductions due to sales of Projects and rent escalations and rent increases on account of capital expenditures by the Borrower Notwithstanding the foregoing, if AGC and GEI fail to pay in full the aggregate minimum rent, the Borrower shall have a 90 day period to use all reasonable efforts to cause AGC and GEI to pay such amounts in full and such failure by AGC and GEI will not constitute a Major Default during such 90 day period so long as the Borrower establishes within ten (10) days after such failure a standing cash collateral account with the Collateral Trustee for the benefit of the Lenders and the Noteholders and deposits therein an amount equal to 90 days interest on the Bank Loans and on the Note Purchase Agreements as reasonably projected by the Administrative Agent and the Noteholders, respectively, such deposit to be returned to Borrower if and only if AGC and GEI fully cure such failure to pay minimum rent within such period and otherwise to be applied to reduce the outstanding principal balance of the Bank Loans and the Note Purchase Agreements at the end of such period in accordance with the terms of the Collateral Agency Agreement (all capitalized terms used in this Section 6.1(b)(ix) and not otherwise defined in this Section 6.1(b)(ix) or this Agreement shall have the meanings ascribed thereto in the 1999 Credit Agreement);

     (c)  the occurrence of any one or more of the events specified in Sections
          8.1 through 8.10 of the 1999 Credit Agreement, all of which Sections are incorporated by reference as if fully set forth herein (except that (x) such incorporation by reference shall include all other provisions of the 1999 Credit Agreement referred to in the Sections specified above and all defined terms referred to therein and (y) all references in the incorporated covenants to the "Lenders" (except where the clause "Lenders and the NGP Noteholders" appears) shall be deemed to mean the Noteholders, the "Required Lenders" shall be deemed to mean the Required Noteholders, the "Administrative Agent" shall be deemed to mean the Noteholders, and the "NGP Noteholders" shall be deemed to mean the Noteholders, except that the reference to "Administrative Agent" in the second sentence of Section 8.10 and the reference to "Lenders" in Section 7.31 shall remain unchanged), it being understood that, notwithstanding anything herein or in the 1999 Credit Agreement to the contrary, the occurrence of any event under any of Sections 8.1 through 8.10 of the 1999 Credit Agreement shall constitute a Major Default hereunder regardless of whether the Lenders, the Required Lenders or the Administrative Agent have waived or consented to, or otherwise suffered to exist, such occurrence or have amended any such Section of the 1999 Credit Agreement without the consent of the Required Noteholders;

     (d) failure of the Borrower to make deposits into the Project-Related Cash Collateral Account required pursuant to Section 4(a)(iii)(c) of the Collateral Agency Agreement or the Loss Proceeds Account required pursuant to Section 6(g)(ii) of the Collateral Agency Agreement which is not cured within ten (10) days after written notice thereof has been given to the Borrower or Guarantor by the Required 1994 Noteholders or Required 1996 Noteholders; and

      (e) the breach of any one or more of Sections 6(a), 6(f) (only with respect to policies of insurance required to be maintained by the Borrower under the Collateral Agency Agreement), 7(a) (only to the extent of a material breach thereof and except to the extent of any involuntary Lien contested by Borrower provided that the Borrower has set aside a reserve in the contested amount and is continuously and diligently pursuing resolution thereof) and 7(b) of the Collateral Agency Agreement which is not cured within thirty (30) days after written notice thereof has been given to the Borrower or Guarantor by the Required 1994 Noteholders or the Required 1996 Noteholders.

                                   ARTICLE VII

                            CONSENT TO REORGANIZATION

7.1 CONSENT TO GENERAL PARTNER CHANGE IN STATUS. Notwithstanding anything to the contrary in this Agreement, the Guaranty Agreements or in the Note Purchase Agreements, the Noteholders consent to the transaction (the "NEWCO TRANSACTION") contemplated by the Agreement and Plan of Merger and Reorganization dated as of March 29, 2002 among the Borrower, the General Partner and AGC and certain affiliates (as amended in accordance with this Section 7.1, the "MERGER AGREEMENT") including (i) the establishment of a new holding company ("NEWCO") which upon consummation of such transactions will hold all of the common stock of AGC and the Guarantor, and (ii) termination of the Guarantor's status as a Real Estate Investment Trust (a "REIT"), subject to review and approval by the Required Noteholders (which may be granted or denied in their discretion) of any
(i) amendments to the Merger Agreement or (ii) changes to the General Partner's current operating agreement not expressly addressed in the Merger Agreement that, in either case, materially and adversely affect the position of the Noteholders in relation to the Borrower, Guarantor or any of their creditors. The Noteholders will not be deemed to have approved any consolidation of, or cross-support between, the assets and debt of the Borrower and the assets and debt of AGC. A further approval from the Required Noteholders will be required before any such consolidation or cross-support. In addition, the Borrower agrees not to permit Newco to incur any indebtedness or grant any Liens on its assets unless Newco simultaneously guarantees the obligations under the Notes, and, if a Lien is granted to any other creditor, grants a pari passu Lien to the Noteholders to secure the Notes and the other obligations under the Note Purchase Agreements and to the Lenders to secure the Bank Loans. The Noteholders hereby waive their Right to Put under Section 3.6 of the Note Purchase Agreements in connection with the Newco Transaction consented to pursuant to this Section 7.1.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1 NO OTHER AMENDMENTS OR WAIVERS; CONFIRMATION. Except as expressly provided herein, the provisions of the Note Purchase Agreements and the Notes are and shall remain in full force and effect. The Borrower hereby ratifies and confirms the Note Purchase Agreements and the Notes, as amended and modified hereby, and agrees and confirms that the terms and conditions thereof, as amended and modified hereby, are and shall remain in full force and effect.

8.2 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

8.4 TRANSACTION EXPENSES. The Borrower will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Noteholders in connection with the transactions contemplated by this Agreement and in connection with any amendments, waivers or consents under or in respect of any of this Agreement, the Collateral Agency Agreement or any other Security Instruments, any of the Note Purchase Agreements or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the any of the Note Purchase Agreements or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any of the Note Purchase Agreements or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Borrower, the General Partner or any subsidiary of either of them or in connection with any work-out or restructuring of the transactions contemplated by any of the Note Purchase Agreements or the Notes. Further, the Borrower will pay, and will keep each Noteholder harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by the Noteholders). The rights of the Noteholders under the provision of this Section 8.5 shall be in addition to and shall not limit, the rights of the Noteholders under any provision of the Note Purchase Agreements, the Guaranty Agreements, the Collateral Agency Agreement or any other document to the payment (or reimbursement) by the Borrower or the General Partner of costs and expenses; provided, however, that any such payment (or reimbursement) shall be made hereunder without duplication of any such payment (or reimbursement) thereunder.

8.5 SURVIVAL. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the transfer by any Noteholder of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Noteholder or any other holder of a Note.

8.6 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions of this Agreement are intended to be for the benefit of the holders of the Notes, from time to time, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement have been made by any Noteholder.

8.7  AMENDMENTS, WAIVERS AND CONSENTS.

      (a) Any term, covenant, agreement or condition of this Agreement may, with the consent of the Borrower, be amended and the compliance by the Borrower therewith may be waived (either generally or in a particular instance in either retroactively or prospectively) if the Borrower shall have obtained the consent in writing of the Required Noteholders, PROVIDED THAT without the written consent of the Noteholders holding all of the Notes then outstanding, no such amendment or waiver shall be effective (I) which will amend or waive any of the provisions of Article II, or (II) which will change the percentage of Noteholders required to consent to any such amendment or waiver under this SECTION 8.7.

      (b) So long as there are any Notes outstanding, the Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each Noteholder (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Borrower and shall be afforded the opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Noteholder as consideration for or as inducement to entry into by any Noteholder of any waiver or amendment of any of the terms and provisions of this Agreement or the Notes unless such remuneration is concurrently paid, on the same terms, ratably to the Noteholders.

      (c) Any such amendment or waiver shall apply equally to all of the Noteholders and shall be binding upon them, upon each future Noteholder and upon the Borrower, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right or consequence thereon.

8.8 SEVERABILITY. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated.

8.9 VOLUNTARY AGREEMENT. Borrower represents and warrants that it is represented by legal counsel of its choice, that it has consulted with counsel regarding this Agreement, that it is fully aware of the terms of this Agreement, and that it has entered into this Agreement voluntarily and without coercion or duress of any kind.

8.10 NO COURSE OF CONDUCT. Borrower acknowledges that the determination by the Noteholders to enter into this Agreement does not constitute a course of conduct or course of dealing. Borrower acknowledges that it has no basis to expect any Noteholder to waive or modify any terms of this Agreement, or to further waive or modify any terms of the Note Purchase Agreements, the Guaranty Agreements, or any of the Debt Documents to which the each Noteholder is a party.

8.11 FURTHER ASSURANCES. The Borrower, the General Partner and the Noteholders executing this Agreement shall execute and deliver such further instruments and perform such further acts as may be reasonably requested by each other of the foregoing Persons from time to time to confirm the provisions of this Agreement and to carry out the intents and purposes of this Agreement.

8.12  ACKNOWLEDGMENT OF GUARANTY AGREEMENTS.

      (a) The General Partner acknowledges and confirms that the 1994 Guaranty remains in full force and effect and is applicable to the 1994 Notes, the 1994 Note Agreement and all Obligations (as defined in the 1994 Guaranty) of the Borrower under the 1994 Notes and the 1994 Note Agreement as amended, modified, or supplemented from time to time, including by the terms of this Agreement and the Collateral Agency Agreement.

      (b) The General Partner acknowledges and confirms that the 1996 Guaranty remains in full force and effect and is applicable to the 1996 Notes, the 1996 Note Agreement and all Obligations (as defined in the 1996 Guaranty) of the Borrower under the 1996 Notes and the 1996 Note Agreement as amended, modified, or supplemented from time to time, including by the terms of this Agreement and the Collateral Agency Agreement.

8.13 CAPTIONS. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

8.14 RELEASES. To each's knowledge, Borrower and Guarantor have no right to set-off, defense, claim, or cause of action against any of the Noteholders or any of their affiliates, or any of their respective officers, directors, employee, agents, or attorneys, in connection with the Debt Documents as of the date hereof (whether fixed or contingent, or based on contract, tort, statute, strict liability, or other legal or equitable theory of recovery). Borrower and Guarantor each hereby, for itself, its successors and assigns (each a "Releasing Party" and collectively, the "Releasing Parties"), releases, acquits and forever discharges each of the Noteholders and their respective directors, officers, employees, agents, affiliates, successors and assigns ("Released Parties") of and from any and all claims, actions, causes of action, demand, rights, damages, costs, and expenses whatsoever which any Releasing Party might have because of anything done, omitted to be done, or allowed to be done by any of the Released Parties and in connection with the Note Purchase Agreements or this Agreement or the other Debt Documents as of the date of execution of this Amendment, whether known or unknown, foreseen or unforeseen, including any damages and the consequences thereof resulting or to result from the events described, referred to or inferred herein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                    NATIONAL GOLF OPERATING PARTNERSHIP, L.P.

                                    By: National Golf Properties Corporation,
                                        its General Partner


                                            By:/s/ Neil M. Miller
                                               -------------------------
                                               Name: Neil M. Miller
                                               Title: CFO and Secretary


                                    c/o National Golf Properties, Inc.
                                    2951 28th Street, Suite 3001
                                    Santa Monica, California 90405

                                    Attention:  Principal Accounting Officer
                                    Telephone:  (310) 664-4000
                                    Facsimile:  (310) 664-6170


                                    NATIONAL GOLF PROPERTIES, INC.
                                    2951 28th Street, Suite 3001
                                    Santa Monica, California 90405

                                    Attention:  Principal Accounting Officer
                                    Telephone:  (310) 664-4000
                                    Facsimile:  (310) 664-6170


                                             By:/s/ Neil M. Miller
                                               -------------------------
                                               Name: Neil M. Miller
                                               Title: CFO and Secretary

(1994 Noteholders)


THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES


By:   /s/ Joel Serebransky
      ---------------------
      Name: Joel Serebransky
      Title: Investment Officer



FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN, as successor to FB Annuity Company

By:   Advantus Capital Management, Inc.


By:   /s/ James F. Geiger
      ------------------------
      Name: James F. Geiger
      Title: Vice President


FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

By:   Advantus Capital Management, Inc.


By:   /s/ James F. Geiger
      ------------------------
      Name: James F. Geiger
      Title: Vice President

NATIONAL LIFE INSURANCE COMPANY


By:   /s/ R. Scott Higgins
      ------------------------
      Name: R. Scott Higgins
      Title: Vice President, NL Capital Management


THE OHIO NATIONAL LIFE INSURANCE COMPANY


By:   /s/ Michael A. Boedeker
      ------------------------
      Name: Michael A. Boedeker
      Title: Senior Vice President, Investments


TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA


By:   /s/ Roi G. Chandy
      ------------------------
      Name: Roi G. Chandy
      Title: Director - Special Situations


THE TRAVELERS INSURANCE COMPANY


By:   /s/ Denise T. Duffee
      ------------------------
      Name: Denise T. Duffee
      Title: Investment Officer



(1996 Noteholders)

AUSA LIFE INSURANCE COMPANY, INC.


By:   /s/ John Bailey
      ------------------------
      Name: John Bailey
      Title: Vice President

TRANSAMERICA LIFE INSURANCE COMPANY


By:   /s/ John Bailey
      ------------------------
      Name: John Bailey
      Title: Vice President



JEFFERSON-PILOT LIFE INSURANCE COMPANY


By:   /s/ Robert E. Whalen, II
      ------------------------
      Name: Robert E. Whalen, II
      Title: Vice President



FORTIS ASSET MANAGEMENT,
a division of Fortis, Inc.


By:   /s/ Chris Woods
      ------------------------
      Name: Chris Woods
      Title: Vice President - Fixed Income


OXFORD LIFE INSURANCE COMPANY


By:   /s/ Jason A. Berg
      ------------------------
      Name: Jason A. Berg
      Title: Treasurer


NATIONAL LIFE INSURANCE COMPANY


By:   /s/ R. Scott Higgins
      ------------------------
      Name: R. Scott Higgins
      Title: Vice President, NL Capital Management


LIFE INSURANCE COMPANY OF THE SOUTHWEST


By:   /s/ R. Scott Higgins
      ------------------------
      Name: R. Scott Higgins
      Title: Vice President, NL Capital Management

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA


By:   /s/ Roi G. Chandy
      ------------------------
      Name: Roi G. Chandy
      Title: Director - Special Situations


THE TRAVELERS INSURANCE COMPANY


By:   /s/ Denise T. Duffee
      ------------------------
      Name: Denise T. Duffee
      Title: Investment Officer

                                                                         ANNEX A


           AMENDMENTS TO NOTE PURCHASE AGREEMENTS AND GUARANTY AGREEMENTS

      The following Sections of the Note Purchase Agreements and Guaranty Agreements shall be modified as set forth below.

     1. AMENDMENTS TO THE NOTE PURCHASE AGREEMENTS.

          a. ARTICLE 6. Sections 6.5, 6.8, 6.9 and 6.10 of the Note Purchase Agreements shall be amended and restated in their entirety as follows:

     "6.5 CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. The Issuer will not voluntarily liquidate or dissolve, or (whether in a single transaction or a series of transactions) consolidate or merge with any other Person, or permit any other Person to consolidate or merge with it, or sell, lease, transfer or otherwise dispose of all or substantially all of its properties or assets (whether now owned or hereafter acquired) to any other Person; provided, however, that the foregoing provisions of this Section 6.5 shall not apply to the Newco Transaction described in, and consented to by the Noteholders pursuant to, Section 7.1 of the Override Agreement."

     "6.8 NATURE OF BUSINESS. The Issuer will not, and will not permit any Subsidiary to, engage in any line of business in which it is not currently engaged or otherwise alter its manner of conducting business if as a result thereof the business of the Issuer and its Subsidiaries taken as a whole would be substantially changed from the general nature of the business of the Issuer and its Subsidiaries as of the date of the Memorandum, as described therein.

     Notwithstanding the foregoing terms of this SECTION 6.8, the Issuer shall not acquire or invest in any new golf course properties or ancillary businesses or engage in any of the other items identified in this SECTION 6.8, PROVIDED, HOWEVER, that the Issuer shall have the right to enter into Section 1031 Transactions as set forth in the 1999 Credit Agreement, pay for capital expenditures which the Issuer has already budgeted or which are necessary to maintain the quality of the Projects or make remedial maintenance and improvements to the extent reasonably necessary to maintain the Projects in a first class manner, purchase office equipment and otherwise operate in the ordinary course of business (other than with respect to the acquisition of or investment in any new golf course properties or ancillary businesses) as required for it to conduct its business."

     "6.9 MAINTENANCE OF LEASES. The Issuer will not, and will not permit any Restricted Subsidiary to, change, waive, discharge or terminate any Existing Lease or any provision thereof, except that the Issuer or any Restricted Subsidiary may change or waive any provision of, and may discharge and terminate, an Existing Lease if in the good faith judgment of the Independent Directors of the General Partner such change or waiver, discharge or termination, is in the best interest of the Issuer or such Restricted

Subsidiary or is required to maintain the Guarantor's status as a real estate investment trust under the Code and the consequences of such change or waiver, discharge or termination, would not, in the aggregate as to any one or more Existing Leases, be materially disadvantageous to the holders of the Notes; PROVIDED, HOWEVER, that in no event may the Issuer or any Subsidiary change or waive any provision of any Existing Lease relating to Assignment, Subletting or Change of Control (as each is defined in the Existing Leases), except for changes or waivers the consequences of which would, in the aggregate as to any one or more Existing Leases, be more favorable to the Issuer or such Restricted Subsidiary than would arise in the absence of such changes or waivers and, PROVIDED FURTHER, THAT, any Existing Lease or any provision thereof may be changed, waived, discharged or terminated in connection with the sale, transfer or other disposition of the related property which is permitted under the terms hereof. The Issuer will not change the designation of any Subsidiary in existence on the date hereof from an Unrestricted Subsidiary to a Restricted Subsidiary unless any change to or waiver of the provisions of, or discharge or termination of, any Existing Leases of such Subsidiary would have been in compliance with the terms of this SECTION 6.9 had such Subsidiary been a Restricted Subsidiary on the date of such change, waiver, discharge or termination.

     In addition to and notwithstanding the forgoing provisions of this SECTION 6.9, the Borrower shall not, without the prior written consent of the Required Lenders, modify, amend, or terminate any Approved Operating Lease if such modification, amendment or termination is reasonably anticipated to be adverse to the Borrower or Lenders in any material respect except to the extent permitted under the Rent Deferral Agreement attached as Exhibit C to the Override Agreement provided however that it is understood that any amendment to such Rent Deferral Agreement shall be subject to the prior written consent of the Required Noteholders.

     "6.10 RESTRICTED PAYMENTS. The Issuer will not, directly or indirectly, and will not permit any Restricted Subsidiary (other than a Wholly-Owned Subsidiary) to, declare or make any Distribution unless, at the time of and immediately after effect has been given to such declaration and the making of such Distribution, no condition or event shall exist which constitutes a Default or an Event of Default.

     Notwithstanding anything in this SECTION 6.10, neither Guarantor nor the Issuer shall pay any dividends or make any other distributions with respect to its Capital Stock (including all preferred units of the Issuer) except that, so long as there is not a continuing Major Default under Section 6.1(a) of the Override Agreement with respect to Section 8.1(a) or (b) of the Note Purchase Agreements, the Guarantor and the Issuer may make (i) distributions with respect to taxes related to the sale of assets as described in the definition of "Net Cash Proceeds" (including distributions required under the Operating Agreement in respect of taxes), (ii) distributions to the holders of partnership interests in the Issuer that are entitled to any preference in distribution to the extent of any "Preferred


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


Distribution Shortfall" (as defined in the Operating Agreement) and any preferred distribution for the then-current quarter as provided in clauses (1) and (2) of the first sentence of Section 5.1 of the Operating Agreement and
(iii) whatever amount of dividends Guarantor is required to distribute to maintain its tax status as a real estate investment trust and to avoid the imposition of any corporate income or excise tax on Guarantor."

          b. ARTICLE 9. The following definitions shall be added to the Note Purchase Agreements:

     "AGC COMPANIES" means, prior to accounting for minority interest, AGC and its subsidiaries, GEI and its subsidiaries, American Golf of Glendale, a California corporation, Kansas 19th Hole Corporation, a Kansas corporation, and private liquor clubs related to the properties operated by the aforementioned entities.

     "AGREEMENT" shall mean this Note Purchase Agreement (together with the Annex, Schedules and Exhibits hereto) as it may be from time to time amended, modified or supplemented in accordance with its terms, and as amended by the Override Agreement and supplemented by the Collateral Agency Agreement.

     "APPROVED OPERATING LEASE" means an operating lease for a Project with an Approved Operator, which lease (I) has been approved or (II) is in substantially the form of the form operating lease which has theretofore been approved pursuant to the 1999 Credit Agreement prior to the effective date of the Extension Agreement, with no changes thereto that would reasonably be anticipated to adversely affect the Issuer in any material respect.

     "APPROVED OPERATOR" means each Person listed on Schedule 3 to the 1999 Credit Agreement and each other tenant under an operating lease for a Project which tenant has been approved pursuant to the 1999 Credit Agreement prior to the effective date of the Extension Agreement.

     "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

     "COLLATERAL" shall have the meaning set forth in the Collateral Agency Agreement.

     "COLLATERAL AGENCY AGREEMENT" shall mean the Security and Collateral Agency Agreement among the Issuer, the Noteholders, certain other noteholders party to a separate note purchase agreement with the Issuer, BNY Midwest Trust Company as collateral agent thereto and Bank One, N.A. as agent for the lenders to the 1999 Credit Agreement.



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



     "EXTENSION AGREEMENT" shall mean the Amendment and Extension of Credit Agreement dated as of June28, 2002 by and among the Administrative Agent, the Issuer, the General Partner and the lenders to the 1999 Credit Agreement.

     "GEI" means Golf Enterprises, Inc., a Kansas corporation.

     "MAJOR DEFAULT" shall have the meaning set forth in the Override
Agreement

     "NET CASH PROCEEDS" shall mean, with respect to any sale, transfer or other disposition of any asset or the sale or issuance of any Indebtedness or stock, partnership interests or other ownership interests or warrants, rights or options to acquire any of the same by the Issuer, General Partner or any of their subsidiaries, the aggregate amount of cash received from time to time by or on behalf of the Issuer or the General Partner or any of their subsidiaries, in connection with such transaction after deducting therefrom only (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions that are (1) actually paid to a Person that is not an Affiliate of the Issuer or the General Partner and (2) properly attributable to such transaction or to the asset that is the subject thereof, (b) the amount of taxes payable in connection with or as a direct result of such transaction, (c) in the case of a sale or disposition of assets, the amount of any distributions required to be made in order to avoid the imposition of any corporate level income or excise tax, (d) in the case of a sale or disposition of assets, distributions in respect of taxes required under
Section 7.1(A)(3) of the Operating Agreement of the Issuer, provided that no deduction shall be made on account of any such distributions to the General Partner, except to the extent permitted under clauses (b) or (c) above, and provided further that no deduction shall be made on account of clauses (b), (c) or (d) if a Major Default has occurred and is then continuing, (e) the amount of any indebtedness secured by a lien on such asset that, by the terms of such transaction or such indebtedness, is required to be repaid upon such disposition which is actually paid to a Person that is not an Affiliate of the Issuer or the General Partner, and (f) any amount required to be paid to AGC or GEI in connection with termination of an Approved Operating Lease on such asset, pursuant to the formula described in Schedule 4 attached to the Extension Agreement.

     "NOTEHOLDERS" shall mean the holders from time to time of the Notes.

     "OPERATING AGREEMENT" shall mean the Third Amended and Restated Agreement of Limited Partnership, dated as of July 28, 1999, as amended, with respect to the Issuer.

     "OVERRIDE AGREEMENT" shall mean the Note Purchase Override Agreement dated as of June 28, 2002 among the Issuer, the General Partner and the noteholders party thereto.

     "PROJECT" means any real estate asset owned or operated by the Issuer, General Partner, or any Subsidiary and operated or intended to be operated as, or ancillary to, a golf course.

     "RENT DEFERRAL AGREEMENT" shall have the meaning set forth in SECTION 6.9 hereto.

     "REQUIRED NOTEHOLDERS" shall mean, as of any date, the then current holders of at least 66-2/3% of the outstanding principal amount of the Notes (exclusive of any Notes owned, directly or indirectly, by any one or more of the Issuer, the General Partner or any subsidiary or Affiliate of the Issuer or the General Partner, or any officer or director thereof), provided, that, if there is then no principal amount of the Notes outstanding (exclusive of any Notes owned, directly or indirectly, by any one or more of the Issuer, the General Partner or any subsidiary or Affiliate of the Issuer of the General Partner, or any officer or director thereof), but accrued Makewhole Amounts are still outstanding with respect to such Notes, Required Noteholders shall mean the holders of at least 66 2/3% of the accrued Makewhole Amounts that are outstanding with respect to such Notes (exclusive of any Makewhole Amounts accrued with respect to any such Notes owned, directly or indirectly, by any one or more of the Issuer, the General Partner or any subsidiary or Affiliate of the Issuer or the General Partner, or any officer or director thereof).

     "SECTION 1031 TRANSACTION" means any transaction or series of related transactions which qualifies as an exchange pursuant to Section 1031 of the Code.

     "1999 CREDIT AGREEMENT" shall mean the Credit Agreement, as amended by the Extension Agreement, but without giving effect to any subsequent amendments, modifications, restatements and supplements thereto that have not been consented to by each of the Required Noteholders.

     2.  AMENDMENT TO GUARANTY AGREEMENTS.

     (a) Notwithstanding anything to the contrary set forth in the Guaranty Agreements, the Newco Transaction consented to in Section 7.1 of the Override Agreement shall be deemed not to violate Sections 4.01(h), 4.02 and 4.05 of the Guaranty Agreements or any provision thereof.

     (b) Notwithstanding anything to the contrary set forth in the Guaranty Agreements, the definition of "Agreements" in each of the Guaranty Agreements shall be amended to include the respective Note Purchase Agreement as amended, modified or supplemented from time to time, including as amended, modified or supplemented by the terms of each of the Override Agreement and the Collateral Agency Agreement and it being understood, for the avoidance of doubt, that the definition of "Obligations" in each of the Guaranty Agreements shall be amended to include obligations of the Issuer under each of the Override Agreement and Collateral Agency Agreement, all of which obligations are guaranteed by the Guarantor pursuant to each of the Guaranty Agreements





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